Fair Value Measurements	9 Months Ended
Sep. 30, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements

12. Fair Value Measurements

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. Generally accepted accounting principles set forth a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The three tiers are Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop our own assumptions.

Assets and liabilities measured at fair value on a recurring basis are summarized below (in thousands):

	Fair Value Measurements at December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets:
Money market deposit account	$75,867	$—	$—	$75,867
Liabilities:
Interest rate swap agreement	$—	$183	$—	$183

	Fair Value Measurements at December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets:
Money market deposit account	$871	$—	$—	$871
Liabilities:
Interest rate swap agreement	$—	$85	$—	$85

	Fair Value Measurements at September 30, 2013 (unaudited)
	Level 1	Level 2	Level 3	Total
Assets:
Money market deposit account	$872	$—	$—	$872
Liabilities:
Interest rate swap agreement	$—	$26	$—	$26

Prior to its reclassification to additional paid-in capital, the fair value of the Common Stock Warrant issued in November 2010 increased by $2.1 million during the year ended December 31, 2011. During 2011, there was no change in the fair value of acquisition-related contingent consideration or preferred stock warrants. The number of shares exercisable by the warrant became fixed in 2011, and accordingly, the liability was re-classed to additional paid-in capital.

Money market funds are reported as cash and cash equivalents, and warrants and interest rate swap agreements are reported as derivatives liabilities on our consolidated balance sheets. Fair value of our interest rate swap derivative has been determined using the present value of expected cash flows based on market observable interest rate yield curves commensurate with the term of the instrument. Fair values of the acquisition-related contingent consideration have been determined using projected discounted cash flows or the price of comparable securities issued near the date of acquisition, as applicable, based on the type of contingent consideration. Fair values of the warrants have been determined using an option pricing model.

Our other financial instruments consist primarily of accounts receivable, accounts payable, accrued liabilities and notes payable. The carrying value of these assets and liabilities approximate their respective fair values as of December 31, 2011 and 2012 and September 30, 2013 (unaudited) due to the short-term maturities, or in the case of our long-term notes payable, based on the variable interest rate feature. As of December 31, 2010, 2011 and 2012 and September 30, 2013 (unaudited), no significant fair value adjustments were required for nonfinancial assets and liabilities.